THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Supplement dated December 13, 2016

PROSPECTUSES DATED MAY 1, 2016

NML VARIABLE ANNUITY ACCOUNT A

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED)

NML VARIABLE ANNUITY ACCOUNT B

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY

FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED)

NML VARIABLE ANNUITY ACCOUNT C

SUPPLEMENT TO THE PROSPECTUSES

GROUP COMBINATION ANNUITY

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (NETWORK EDITION)

This Supplement amends certain information contained in the Prospectuses referenced above.

1.	Effective immediately, in the section titled, “Range of Total Annual Portfolio Operating Expenses” in the Account A Flexible Payment Variable Annuity and Individual Flexible Payment Variable Annuity (Fee-Based) Prospectuses, the Account B Flexible Payment Variable Annuity and Flexible Payment Variable Annuity (Fee-Based) Prospectuses, and the Account C Group Combination Annuity Prospectus; and Account C Network Edition Prospectus, the following is amended to read as follows:

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	1.38%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.21%	1.30%

2.	Effective immediately, in the section titled, “Portfolio Expenses and Charges” in the Account A Flexible Payment Variable Annuity and Individual Flexible Payment Variable Annuity (Fee-Based) Prospectuses, the Account B Flexible Payment Variable Annuity and Flexible Payment Variable Annuity (Fee-Based) Prospectuses, and the Account C Network Edition; and, in the section titled “Deductions – Simplified-Load Contract – Expenses for the Portfolios and Funds” in the Account C Group Prospectus, the last sentence is amended to read as follows:

After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.21% to a maximum of 1.30%.

3.

On or about March 31, 2017, in the section titled, “Investment Options-Variable Options – Northwestern Mutual Series Fund, Inc.” in the Account A Flexible Payment Variable Annuity and Individual Flexible Payment Variable Annuity (Fee-Based) Prospectuses, the Account B Flexible Payment Variable Annuity and Flexible Payment Variable Annuity (Fee-Based) Prospectuses, and the Account C Group Combination

Annuity Prospectus; and, in the section titled “Investment Options - Northwestern Mutual Series Fund, Inc.” in the Account C Network Edition Prospectus, the following table is amended to contain the following information for the International Growth Portfolios:

Portfolio	Investment Objective	Sub-adviser (if applicable)

Emerging Markets Equity Portfolio	Capital appreciation	Aberdeen Asset Managers Limited

4.	Effective immediately, in the section titled, “Moving out of a Guaranteed Account” in the Account A Flexible Payment Variable Annuity and the Account B Flexible Payment Variable Annuity, the sixth sentence is amended to read as follows:

In no event may the amount of a single transfer from a Guaranteed Account be greater than $50,000.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated December 13, 2016.